Exhibit s
POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ David D. Tripple	Trustee	December 20, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ John E. Neal	Trustee	December 20, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Joe F. Hanauer	Trustee	December 20, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ William R. Rybak	Trustee	December 20, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Weston W. Marsh	Trustee	December 20, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Stephen B. Timbers	Trustee	December 20, 2007